UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2017

Zynex, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	33-26787-D	90-0275169
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Park Meadows Drive Lone Tree, Colorado	80124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 703-4906

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b 2 of the Securities Exchange Act of 1934 (§240.12b 2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	Other Events.

On July 6, 2017, Zynex, Inc. issued a press release announcing the payoff of the loan with Triumph Healthcare Finance. The full text of the press release is furnished herewith as exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

d)       Exhibits. The following exhibits are filed with this report.

Exhibit No.	Description
99.1	Press release announcing the payoff of the Triumph Healthcare Finance loan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynex, Inc.

Date:	July 10, 2017	By:	/s/ Thomas Sandgaard
Thomas Sandgaard
Chairman, President, Chief Executive Officer, Principal Executive Officer